                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 8, 2002


                              PLANVISTA CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                        1-13772               13-3787901
 -----------------------------    ------------------------   -------------------
 (State or Other Jurisdiction     (Commission File Number)       IRS Employer
        of Incorporation)                                    Identification No.)


        4010 BOY SCOUT BOULEVARD, TAMPA
                    FLORIDA                                     33607
----------------------------------------------               -----------
   (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (813) 353-2300


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     On August 8, 2002, the Company issued the attached press release.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     The following exhibits are included with this Report:

     Exhibit 99.1    Press Release dated August 8, 2002


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              PLANVISTA CORPORATION


Date: August 8, 2002                          By: /s/ Donald W. Schmeling
                                                 -------------------------------
                                                 Donald W. Schmeling
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

     Exhibit 99.1    Press Release dated August 8, 2002